Other liabilities and provisions	9 Months Ended
Sep. 30, 2024
Other liabilities and provisions
Other liabilities and provisions

12. Other liabilities and provisions

During the nine months ended September 30, 2024, the decrease of EUR 38,703k in other liabilities and provisions was primarily due to the usage and reversal of provisions related to CMO arbitrations and lower accruals for outstanding invoices, partially offset by new provisions and accruals for IP litigations and for the ongoing restructuring of the organization.

In May 2024, the Company received the second ruling of its three CMO arbitrations. In 2022, Celonic Deutschland GmbH & Co. KG (Celonic) initiated arbitration proceedings according to the procedural rules of the German Arbitration Institute against the Company, following the termination of the agreement by CureVac after the withdrawal of the EMA dossier of CVnCoV, the Company's first-generation SARS COV-2 vaccine candidate. The Company defended against Celonic’s claims in written submission and the oral hearings. In the final award, the arbitration tribunal awarded 65% of Celonic’s claims. As the award was higher than the provision, expense of EUR 17,098k was recognized in cost of sales. As of September 30, 2024, the awarded amount was paid to Celonic.

In July 2024, the Company received the last ruling of its three CMO arbitrations. In 2022, Wacker Biotech B.V. (Wacker) initiated arbitration proceedings according to the procedural rules of the German Arbitration Institute against the Company, following the termination of the agreement by CureVac after the withdrawal of the EMA dossier of CVnCoV, the Company's first-generation SARS COV - 2 vaccine candidate. The Company defended against Wacker's claims in written submission and the oral hearings. In the final award, the arbitration tribunal awarded 30% of Wacker's claims. As the award was lower than the provision, an amount of EUR 2,091k was reversed in cost of sales. As of September 30, 2024, the awarded amount was paid to Wacker.

CureVac is involved in multi-jurisdictional patent litigations. In October 2024, the High Court of Justice in London, UK issued an order revoking the UK destination of two patents. In September 2024, provisions and accruals of EUR 15,894k were recorded to cover potential costs for the pending litigations. The related expense of EUR 15,894k for the three and nine months ended September 30, 2024, was recorded in research and development expenses.

In July 2024, CureVac announced a significant strategic restructuring to focus its resources on high-value mRNA projects in oncology and other select areas of substantial unmet medical need. The restructuring includes a workforce reduction of approximately 30% to create a leaner, more agile organization re-focused on technology innovation, research and development. The Company recorded restructuring accruals mainly for severance payments of EUR 9,861k as of September 30, 2024. The related expense of EUR 9,861k for the three and nine months ended September 30, 2024, was recorded in the functional cost category of the employees affected.